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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2001



                          The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         1-4174                      73-0569878
---------------                    -----------             -------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



    One Williams Center, Tulsa, Oklahoma                       74172
   ----------------------------------------                  ---------
   (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

         The Williams Companies, Inc. ("Williams") reported unaudited second quarter 2001 results from continuing operations of $339.5 million, or 69 cents per share on a diluted basis, compared with $286.4 million, or 63 cents per share on a diluted basis, during the same period a year ago.

Item 7.    Financial Statements and Exhibits.

         The Company files the following exhibit as part of this report:

         Exhibit 99. Copy of the Company's press release dated July 30, 2001, publicly announcing the earnings reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE WILLIAMS COMPANIES, INC.


Date: July 30, 2001                          /s/ SUZANNE H. COSTIN
                                             ----------------------------------
                                             Name:   Suzanne H. Costin
                                             Title:  Corporate Secretary


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
--------                      -----------
99                  Copy of the Company's press release dated July 30, 2001,
                    publicly announcing the earnings reported herein.